UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2025

Klotho Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

13576 Walnut Street, Suite A

Omaha, NE 68144

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	KLTO	The Nasdaq Stock Market LLC
Warrants	KLTOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into or Amendment of a Material Definitive Agreement.

On January 23, 2025 (the “Closing Date”), Klotho Neurosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Investor will purchase, for an aggregate purchase price of $2,000,000, two senior convertible promissory notes (the “Notes”) from the Company in the aggregate principal amount of $2,173,914 and two warrants (the “Warrants”) to purchase up to an aggregate of 4,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in each case subject to the terms and conditions set forth in the Purchase Agreement.

On the Closing Date, a closing was held for the purchase by the Investor of the first Note in the principal amount of $1,086,957 (the “First Note”) and the first Warrant (the “First Warrant”) to purchase up to 2,000,000 shares of Common Stock, for an aggregate purchase price of $1,000,000.

The Notes mature on the anniversary of their date of issuance, unless prior thereto there is an event of default, bear interest at a rate of 7% per annum, have an 8% original issuance discount, are an unsecured obligation of the Company and rank equal in right of payment with the Company’s existing indebtedness and senior to any future debt obligations of the Company through the repayment of the Notes. The outstanding principal amount of the Notes or any portion thereof is convertible into shares of Common Stock at a price of $0.25 per share (the “Conversion Price”); provided that no conversions can take place if the Investor then owns more than 4.99% (or up to 9.99% pursuant the terms of the Notes) of the number of the shares of Common Stock outstanding (the “Maximum Percentage”). Further, no conversion can take place, prior to approval by the Company’s stockholders, if such conversion would violate any rule of the Nasdaq Stock Market. The Conversion Price is subject to adjustment in connection with certain transactions, including stock dividends, stock splits or combinations and the like. The Notes contain certain specified events of default, the occurrence of which would entitle the Investor to immediately demand repayment of all outstanding principal such as certain events of bankruptcy, insolvency and reorganization involving the Company.

The Warrants expire five years from their respective dates of issuance. The Warrants are exercisable, at the option of the holder, at any time, for up to an aggregate of 4,000,000 shares of Common Stock of the Company at an exercise price equal to $0.50, subject to adjustment for any stock splits, stock dividends, recapitalizations, and similar events. The Warrants provide for cashless exercise under certain circumstances. The Warrants contain the same Maximum Percentage restrictions on exercise.

Pursuant to the Purchase Agreement, the Company has agreed to hold a meeting of its stockholders within 90 days of the Closing Date for the purpose of obtaining stockholder approval (the “Stockholder Approval”) for the issuance of all of the shares issuable upon conversion of the Notes or exercise of the Warrants in excess of 19.99% of the issued and outstanding shares of Common Stock as of the Closing Date. If Stockholder Approval is not obtained by such date, the Company has agreed to hold a meeting every three months thereafter until Stockholder Approval is obtained.

On the Closing Date, certain officers and directors of the Company, as well as several other holders of shares of Common Stock entered into a voting agreement (the “Voting Agreement”), pursuant to which the stockholders party thereto agreed to vote their shares at a special meeting of the stockholders to be called, in favor of approving the issuance of more than 20% of the outstanding shares of Common Stock to the Investor in connection with any conversion of the Notes or exercise of the Warrants.

Pursuant to a registration rights agreement (the “Registration Rights Agreement”) executed by the Company and the Investor on the Closing Date, the Company is obligated to file a registration statement with the Securities and Exchange Commission (“SEC”) to register the shares of Common Stock issuable to the Investor upon any conversion of the Notes or exercise of the Warrants, within 15 days of the Closing Date. Pursuant to the Purchase Agreement, upon the registration statement being declared effective by the SEC, the Investor agreed to purchase a second Note in the principal amount of $1,086,957 and a second Warrant exercisable for up to an aggregate of 2,000,000 shares of Common Stock, for an aggregate purchase price of $1,000,000.

The First Note and the First Warrant was each issued in a private placement to the Investor pursuant to an exemption for transactions by an issuer not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder.

The foregoing description of the Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the forms of such documents, a copy of each of which is filed herewith as Exhibit 4.1 through Exhibit 4.5, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
4.1	Form of Purchase Agreement
4.2	Form of Note
4.3	Form of Warrant
4.4	Form of Registration Rights Agreement
4.5	Form of Voting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2025	KLOTHO NEUROSCIENCES, INC.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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